UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF
 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2012

The Phoenix Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16517	06-1599088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One American Row, Hartford, CT	06102-5056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 403-5000

NOT APPLICABLE
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On November 20, 2012, The Phoenix Companies, Inc. issued a news release announcing its estimated financial results for the quarter ended September 30, 2012. This news release was issued to correct and replace a news release issued by The Phoenix Companies, Inc. earlier on November 20, 2012 that contained certain errors related to income taxes affecting net loss, operating loss and total stockholders' equity. This release is furnished as Exhibit 99.1 hereto, and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(a)           Not applicable
(b)           Not applicable
(c)           Not applicable
(d)           Exhibits

  The following exhibit is furnished herewith:

  99.1    News release of The Phoenix Companies, Inc. dated November 20, 2012.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PHOENIX COMPANIES, INC.
Date: November 20, 2012	By:	/s/ Douglas C. Miller
	Name:	Douglas C. Miller
	Title:	Senior Vice President and Chief Accounting Officer